J.P. Morgan Institutional Funds Supplement dated October 26, 2000, to the J.P. Morgan Institutional Bond Fund - Ultra Prospectus dated March 1, 2000

         The second paragraph under the heading "Portfolio Management" on page 1 with respect to Institutional Bond Fund - Ultra is hereby replaced with the following:

     The portfolio management team is led by Connie Plaehn, managing director, who has been at J.P. Morgan since 1984, Paul Zemsky, managing director, who has been at J.P. Morgan since 1985 and Jay Gladieux, vice president, who has been at J.P. Morgan since 1997. Mr. Zemsky has been on the team since 1988 and Ms. Plaehn has been on the team since 1994. Mr. Gladieux joined the team in September of 2000.

     J.P. Morgan Institutional Funds Supplement dated October 26, 2000 to the J.P. Morgan Institutional International Equity Funds Prospectus dated March 1, 2000

         The second paragraph under the heading "Portfolio Management" on page 7 with respect to Emerging Markets Equity Fund is hereby replaced with the following:

     The portfolio management team is led by Peter Clark, vice president, who has been at J.P. Morgan since 1968, and Satyen Mehta, vice president, who has been at J.P. Morgan since 1984. Mr. Mehta has been on the team since the fund's inception. Mr. Clark joined the team in 1999.

     J.P. Morgan Bond Fund - Advisor Series Supplement dated October 26, 2000, to the J.P. Morgan Bond Fund - Advisor Series Prospectus dated August 1, 2000

         The second paragraph under the heading "Portfolio Management" on page 1 is hereby replaced with the following:

         The portfolio management team is led by Connie Plaehn, managing director, who has been at J.P. Morgan since 1984, Paul Zemsky, managing director, who has been at J.P. Morgan since 1985 and Jay Gladieux, vice president, who has been at J.P. Morgan since 1997, Mr. Zemsky has been on the team since 1988 and Ms. Plaehn has been on the team since 1994. Mr. Gladieux joined the team in September of 2000.